Exhibit 99.1

Cactus Announces Public Secondary Offering of Common Stock by Selling Stockholders

HOUSTON – March 8, 2021 – Cactus, Inc. (NYSE: WHD) (“Cactus”) announced today the commencement of an underwritten secondary offering (the “Offering”) of 5,500,000 shares of its Class A common stock (“common stock”) by certain selling stockholders (the “Selling Stockholders”). In addition, the Selling Stockholders expect to grant the underwriters a 30-day option to purchase up to an additional 825,000 shares of common stock at the public offering price, less underwriting discounts and commissions. Cactus will not receive any of the proceeds from the sale of common stock in the Offering.

Citigroup and Credit Suisse are acting as joint book-running managers for the Offering.

The securities are being offered and will be sold pursuant to an automatic shelf registration statement (including a prospectus) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective upon filing. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The Offering is being made only by means of a prospectus and related prospectus supplement.

Copies of the preliminary prospectus supplement and accompanying base prospectus related to the Offering may be obtained, free of charge, at the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and accompanying base prospectus may be obtained from:

Citigroup Global Markets Inc.
Attention: Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York 11717
Telephone: (800) 831-9146

Credit Suisse Securities (USA) LLC
Attention: Prospectus Department
6933 Louis Stephens Drive
Morrisville, NC 27560
Telephone: (800) 221-1037
usa.prospectus@credit-suisse.com

About Cactus, Inc.
Cactus designs, manufactures, sells and rents a range of highly engineered wellhead and pressure control equipment. Its products are sold and rented principally for onshore unconventional oil and gas wells and are utilized during the drilling, completion and production phases of its customers’ wells. In addition, it provides field services for all its products and rental items to assist with the installation, maintenance and handling of the wellhead and pressure control equipment. Cactus operates service centers in the United States, which are strategically located in the key oil and gas producing regions, including the Permian, Marcellus, Utica, Haynesville, Eagle Ford, Bakken, and SCOOP/STACK, among other areas, and in Eastern Australia.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding the size, timing or results of the Offering, represent Cactus’ expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Cactus’ control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.
Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Cactus does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Cactus to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the prospectus and related preliminary prospectus supplement filed with the SEC in connection with the Offering, Cactus’ Annual Report on Form 10-K for the year ended December 31, 2020 and its other filings with the SEC. These risk factors and other factors noted in Cactus’ SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.
Cactus, Inc.
John Fitzgerald, 713-904-4655
Director of Corporate Development and Investor Relations
IR@CactusWHD.com
Source: Cactus, Inc.
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